SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549

                             FORM 8-K

                         CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934

        Date of Report (Date of earliest event reported)
                         November 2, 1995


                        NORAM ENERGY CORP.
      (Exact name of Registrant as specified in its charter)


      Delaware              1-3751                 72-0120530
   (State or other        (Commission             (IRS Employer
    jurisdiction         File Number)         Identification No.)
 of incorporation)



     NorAm Energy Corp.
       1600 Smith
     Houston, Texas                                   77002
(Address of principal executive offices)            (Zip Code)



                          (713) 654-5600
       (Registrant's telephone number, including area code)


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Item 5.   Other Events


     NorAm Energy Corp. hereby incorporates by reference herein the following press release:

     Press Release issued on November 2, 1995 and attached hereto as Exhibit 99.


Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements -- None.
     (b)  Pro Forma Financial Information -- None.
     (c)  Exhibits -- EX-99.






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                            Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              NORAM ENERGY CORP.



                              By        /s/ Jack  W. Ellis
                              Name:     Jack W. Ellis
                              Title:    Vice President &
                                        Controller


Date:     November 2, 1995


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